UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2015

W2007 Grace Acquisition I, Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12073	26-1187149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6011 Connection Drive

Irving, TX 75039

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (972) 368-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2015, Mark Ricketts informed W2007 Grace Acquisition I, Inc. (the Company) that he would resign as a member of the Company’s board of directors effective April 3, 2015. Mr. Ricketts’ resignation coincides with his last day of employment at Goldman Sachs Realty Management, L.P., an affiliate of the Company, and he did not resign pursuant to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W2007 Grace Acquisition I, Inc.

Date: March 19, 2015	By:	/s/ Gregory M. Fay
	Name:	Gregory M. Fay
	Title:	Chief Financial Officer, Vice President and Secretary